UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 21, 2007
TERAYON COMMUNICATION SYSTEMS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-24647	77-0328533
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)
2450 Walsh Avenue
Santa Clara, California 95051
(Address of Principal Executive Offices and Zip Code)
Registrant’s telephone number, including area code: (408) 235-5500
Not Applicable
(Former Name or Former Address, if Changed Since Last Report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
Item 3.03. Material Modification to Rights of Security Holders.
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Item 9.01. Financial Statements and Exhibits.
SIGNATURE
Exhibit Index
EXHIBIT 2.1
EXHIBIT 4.1

Item 1.01. Entry into a Material Definitive Agreement.
a) Merger Agreement
Terayon Communication Systems, Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), dated as of April 21, 2007, with Motorola, Inc., a Delaware corporation (“Motorola”), and Motorola GTG Subsidiary VI Corporation, a Delaware corporation and a wholly-owned subsidiary of Motorola (“Merger Sub”), pursuant to which Merger Sub will be merged with and into the Company (the “Merger”), with the Company continuing as the surviving corporation and as a wholly-owned subsidiary of Motorola.
Pursuant to the Merger Agreement, at the effective time of the Merger, each share of the Company’s common stock, par value $0.001 per share, issued and outstanding immediately prior to the effective time (other than shares held by the Company, Motorola or Merger Sub, which will be canceled without payment of any consideration, and shares for which appraisal rights have been validly exercised and not withdrawn) will be converted into the right to receive $1.80 in cash, without interest.
The Merger has been approved by the unanimous vote of the Company’s Board of Directors. The Merger is subject to the adoption of the Merger Agreement and the approval of the Merger by the stockholders of the Company, the termination or expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and other closing conditions set forth in the Merger Agreement, and accordingly there is no guarantee that the Merger will be completed.
If the Merger Agreement is terminated under certain circumstances specified in the Merger Agreement, the Company may be required to pay Motorola a termination fee of $5.25 million.
The foregoing summary of the Merger Agreement does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Merger Agreement, which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.
b) Amendment to Rights Agreement
The information disclosed under Item 3.03 of this Form 8-K relating to the Rights Agreement is incorporated herein by reference.
Item 3.03. Material Modification to Rights of Security Holders.
Prior to the execution of the Merger Agreement, on April 21, 2007, the Company entered into an amendment (the “Amendment”) to the Rights Agreement (the “Rights Agreement”), dated as of February 6, 2001, between the Company and Computershare Trust Company, N.A. (successor to Fleet National Bank), as Rights Agent. The Amendment revises certain terms of the Rights Agreement to render it inapplicable to the Merger and the other transactions contemplated by the Merger Agreement. The foregoing description of the Amendment does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Amendment, a copy of which is attached hereto as Exhibit 4.1.
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e) On April 21, 2007, the Company’s Board of Directors approved amendments to the Employment Agreements of certain employees, including the Company’s named executive officers, revising the formulation applied to determine the bonus amount that will be used for calculating the severance payable under such Employment Agreements. The revised formulations in the amendments to the Employment Agreements are contingent upon the closing of the transactions contemplated by the Merger Agreement.
As previously written, the formula was based on the greater of the annual performance bonus paid in the prior year or the current year’s bonus target. As no bonus target has been set for 2007, such formulation was amended to provide that such bonus amount will equal the greater of the annual performance bonus (or, for Matthew Aden, annual sales commission payments) paid in 2006 or a specified percentage (the “2007 Percentage”) of the employee’s base salary in 2007. The 2007 Percentage for each of the named executive officers is as follows: Jerry Chase: 75%; Mark Richman: 75%; and Matthew Aden: 100%. The 2007 Percentages are the same as the bonus target percentages currently set forth in the respective Employment Agreements for such named executive officers.
Additional Information about the Proposed Transaction
In connection with the proposed transaction and required stockholder approval, Terayon Communication Systems will file with the SEC a preliminary proxy statement and a definitive proxy statement. The definitive proxy statement will be mailed to the stockholders of Terayon Communication Systems. TERAYON COMMUNICATION SYSTEMS’ STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT AND OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND TERAYON COMMUNICATION SYSTEMS. When these documents become available, investors and security holders may obtain free copies of these documents and other documents filed with the SEC at the SEC’s web site at www.sec.gov. In addition, investors and security holders may also obtain free copies of the documents filed by Terayon Communication Systems with the SEC by going to Terayon Communication Systems’ Investor Relations page on its corporate web site at www.Terayon.com.
Terayon Communication Systems and its officers and directors may be deemed to be participants in the solicitation of proxies from Terayon Communication Systems’ stockholders with respect to the proposed transaction. Information about Terayon Communication Systems’ executive officers and directors and their ownership of Terayon Communication Systems’ common stock is set forth in Terayon’s Annual Report on Form 10-K for the fiscal year ended December 31, 2005 filed with the SEC on December 29, 2006. Investors and security holders may obtain more detailed information regarding the direct and indirect interests of Terayon Communication Systems and its respective executive officers and directors in the acquisition by reading the preliminary and definitive proxy statements regarding the transaction, which will be filed with the SEC.

In addition, Motorola and its officers and directors may be deemed to be participants in the solicitation of proxies from Terayon Communication Systems stockholders in favor of the approval of the proposed transaction. Information concerning Motorola’s directors and executive officers is set forth in Motorola’s proxy statement for its 2007 Annual Meeting of Stockholders, which was filed with the SEC on March 2, 2007. This document is available free of charge at the SEC’s web site at www.sec.gov or by going to Motorola’s Investor Relations page on its corporate web site at www.motorola.com.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description
2.1	Agreement and Plan of Merger, dated as of April 21, 2007, among the Company, Motorola Inc. and Motorola GTG Subsidiary VI Corporation.

4.1	Rights Agreement Amendment, dated as of April 21, 2007, between the Company and Computershare Trust Company, N.A. (successor to Fleet National Bank), as Rights Agent.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: April 23, 2007

Terayon Communication Systems, Inc.
By:	/s/ Mark Richman
Name:	Mark Richman
Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
2.1	Agreement and Plan of Merger, dated as of April 21, 2007, among the Company, Motorola Inc. and Motorola GTG Subsidiary VI Corporation.

4.1	Rights Agreement Amendment, dated as of April 21, 2007, between the Company and Computershare Trust Company, N.A. (successor to Fleet National Bank), as Rights Agent.